SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 8, 2017

AIR INDUSTRIES GROUP

___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788

(Address of Principal Executive Offices)

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Placement Agency Agreement

On March 8, 2017 Air Industries Group (the “Company”) entered into a Placement Agency Agreement with Taglich Brothers, Inc., as placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to offer on behalf of the Company, on a best efforts basis, up to $1,250,000 of the Company’s 8% Subordinated Convertible Notes due January 31, 2019 (the “8% Notes”) to accredited investors (the “Offering”), together with five-year warrants to purchase 7,692 shares of  Common Stock for each $100,000 principal amount of 8% Notes purchased (the “Warrants”), in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Under the terms of the Placement Agency Agreement, the Placement Agent is entitled to a placement agent fee equal to 8% of the gross proceeds of the Offering, payable at the Company’s option, in cash or additional convertible notes and warrants having the same terms and conditions as the 8% Notes and Warrants, and five year warrants to purchase 10% of the number of shares of the Company’s Common Stock (the “Placement Agent Warrant”) issuable upon immediate conversion of the 8% Notes.  The warrants are exercisable at a per share price equal to the closing price of the Company’s common stock as of the closing immediately prior to the issuance of each Note.

Subscription Agreements

The Company has entered into subscription agreements with 23 accredited investors for the purchase of an aggregate of $1,200,0000 principal amount of the 8% Notes, together with Warrants to purchase a total of 92,309 shares of Common Stock, including 8% Notes and Warrants to be issued to Robert Taglich, a director and principal stockholder of the Company and a principal of Taglich Brothers, Inc., who purchased $100,000 principal amount of the 8% Notes and Warrants to purchase a total of 7,692 shares of Common Stock in the offering.

Item 3.02 Sale of Unregistered Equity Securities.

On March 8, 2017, March 15, 2017 and March 21, 2017, the Company issued sold an aggregate principal amount of $1,200,000 of its 8% Notes, together with Warrants to purchase an aggregate of 92,309 shares of Common Stock for a total purchase price of $1,200,000 to 23 accredited investors, including Robert Taglich, a director and principal stockholder of the Company.

Interest on the 8% Notes is payable on the outstanding principal amount thereof at the annual rate of 8%, payable quarterly commencing May 31, 2017, in cash, or if the Company is prohibited by applicable law or PNC Bank, National Association, its principal lender under its Amended and Restated Revolving Credit, Term Loan, Equipment Line and Security Agreement, dated as of June 27, 2013, from paying interest in cash, or otherwise elects to do so, the Company may pay interest at the rate of twelve percent (12%) per annum in the form of additional notes having the same terms and conditions as the 8% Notes.  The outstanding principal amount plus accrued interest on the 8% Notes is convertible at the option of the holder into shares of Common Stock at an initial conversion price of $3.25, subject to certain anti-dilution and other adjustments, including stock splits, and in the event of certain fundamental transactions such as mergers and other business combinations, except that the initial conversion price of the Notes issued to Robert Taglich is $3.30. The Warrants are exercisable on or prior to January 31, 2022.

The Warrants issued to the purchasers of the 8% Notes have an exercise price of $3.30 per share, subject to certain anti-dilution and other adjustments, including stock splits, and in the event of certain fundamental transactions such as mergers and other business combinations, and may be exercised on a cashless basis for a lesser number of shares depending upon prevailing market prices at the time of exercise. The Warrants may be exercised until January 31, 2022.

For acting as placement agent of the 8% Notes, we issued to Taglich Brothers, Inc. 8% Notes in the aggregate principal amount of $96,000, of which $44,400 principal amount are convertible at a conversion price of $3.30 per share, $43,600 principal amount are convertible at a conversion price of $3.78 per share, and $8,000 principal amount are convertible at a conversion price of $4.00 per share, together with Warrants to purchase a total of 7,385 shares of Common Stock, of which 3,416 Warrants have an exercise price of $3.30 per share, 3,354 Warrants have an exercise price of $3.78 per share, and 615 Warrants have an exercise price of $4.00 per share, in each case subject to certain anti-dilution and other adjustments, including stock splits, and in the event of certain fundamental transactions such as mergers and other business combinations. In addition, we issued to Taglich Brothers, Inc. placement agent warrants to purchase a total of 36,877 shares of Common Stock, of which 17,030 warrants have an exercise price of $3.78 per share, 16,770 warrants have an exercise price of $3.78 per share 3,077 warrants have an exercise price of $4.00 per share, in each case subject to certain anti-dilution and other adjustments, including stock splits, and in the event of certain fundamental transactions such as mergers and other business combinations all of which may be exercised until January 31, 2022. The placement agent warrants may be exercised on a cashless basis for a lesser number of shares depending upon prevailing market prices at the time of exercise.

The 8% Notes, as well as the Warrants issued to the purchasers of the 8% Notes and the placement agent, were issued pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and are endorsed with the customary Securities Act legend.

Item 8.01  Other Events

In addition to the amounts received from the sale of the 8% Notes discussed in Item 3.02 of this report, on March 17, 2017, Michael Taglich and Robert Taglich, principal stockholders of the Company, loaned the Company $500,000 on terms to be determined.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of warrant issued to purchasers of the Company’s 8% Notes (incorporated by reference to exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 16, 2017).

4.2	Form of warrant issued to Taglich Brothers, Inc., as placement agent (incorporated by reference to exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 16, 2017).

10.1	Form of 8% Subordinated Convertible Note due January 31, 2019 (incorporated by reference to exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 16, 2017).

10.2	Placement Agency Agreement with Taglich Brothers, Inc. dated March 8, 2017 for offering of 8% Notes.

10.3	Form of Subscription Agreement for 8% Notes (incorporated by reference to exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 16, 2017).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2017

AIR INDUSTRIES GROUP

By:	/s/ Michael Recca
Michael Recca
Chief Financial Officer